Exhibit 10.28
                                                                   -------------


                                  AMENDMENT TO
                              CONSULTING AGREEMENT


         AGREEMENT,  dated as of  January  1,  1997,  among  WEBSTER  BANK  (the
"Bank"), WEBSTER FINANCIAL CORPORATION (the "Company") and HAROLD W. SMITH ("Smith").

         WHEREAS, the respective Boards of Directors of the Company and the Bank have approved and authorized the entry into this Agreement with Smith;

         WHEREAS, Smith is currently serving as a consultant to both the Company and the Bank under a Consulting Agreement dated as of January 1, 1994 (the "Consulting Agreement");

         WHEREAS, the parties desire to amend the Consulting Agreement to extend the term of the Advisory Period (as defined therein) until December 31, 1997.

         NOW, THEREFORE, it is AGREED as follows:

                  1. Section 1(a) of the Consulting Agreement is amended by substituting "December 31, 1997" for "December 31, 1996".

                  2. In all other respects, the Consulting Agreement shall continue in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be duly executed on their behalf, as of the day and year first above written.


Attest:                                    WEBSTER FINANCIAL CORPORATION


/s/ Lee A. Gagnon                          By: /s/James C. Smith
------------------------------                 ---------------------------------
(Secretary)                                    Its:
                                                   -----------------------------
                                                    Chief Executive Officer

Attest:                                    WEBSTER BANK

/s/ Lee A. Gagnon                          By: /s/ James C. Smith
------------------------------                 ---------------------------------
(Secretary)                                    Its:
                                                   -----------------------------
                                                   Chief Executive Officer


                                           -------------------------------------
                                           Harold W. Smith